[EXHIBIT 10.8]

1. Promise to Pay. For value received, American Realty Funds Corporation, a Tennessee Corporation (Borrower) promises to pay ____________________________________________,  a Michigan Limited Partnership (Lender) $________________ and interest at the yearly rate of _____% on the unpaid balance as specified below.

2. Installments

Borrower will pay payments of $____________each at monthly intervals with a final balloon payment of at the end of the loan term on _______________.

3. Application of Payments.

Installments will be composed of principal and interest at the following rate.

$____________ Interest

$___________ Principal

4. Prepayment. Borrower may prepay all or any part of the principal without penalty.

5. Loan Acceleration. If Borrower is more than 30 days late in making any payment, Lender may declare that the entire balance of unpaid principal is due immediately, together with the interest that has accrued.

7. Security

[X] This is an unsecured note.

8. Collection Costs. If Lender prevails in a lawsuit to collect on this note, Borrower will pay Lender's costs and lawyer's fees in an amount the court finds to be reasonable.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Michigan.

Lender:

_______________________________________

Date:

__________

Borrower

______________________________________

Date:

__________

Witnessed

______________________________________

Date:

___________